UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C., 20549

                            Form 8-K

                         CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) March 7, 2000

                Commission file number 000-28697

             CENTRAL AMERICA FUEL TECHNOLOGY, INC.
       (Exact name of registrant as specified in charter)


          Nevada                                       86-0880742
     (State of other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                    Identification Number)

     1608 St. Gregory
     Las Vegas, Nevada                                 89117
     (Address of Principal Executive Office)           (Zip Code)
                         (702) 866-5834
                    (Registrant's Executive Office Telephone Number)





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Central American Fuel Technology, Inc. - Page Two



Item No. 1.    Changes in Control of Registrant.


No events to report,


Item No. 2.    Acquisition or Disposition of Assets.


No events to report,


Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.


On March 7, 2000 the Company executed a Rescission Agreement with HIV-VAC, Inc. to rescind the transaction filed in a Form 8-K on February 23, 2000.


Item No. 6.    Resignation of Registrant's Directors.


No events to report,


Item  No.  7.  Financial  Statements,  Proforma  Financial  Information   and
Exhibits.

Exhibit-       1.1 Rescission Agreement

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Central American Fuel Technology, Inc.  - Page Three

                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Central American Fuel Technology, Inc.

By: /s/ Debra Nicholsen                 Dated:    March 7, 2000
       Debra M. Nicholsen